UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):            January 27, 2004

SANCHEZ COMPUTER ASSOCIATES, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-21705	23-2161560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway, Malvern, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code		(610) 296-8877

Item 5. Other Events

On January 28, 2004, Sanchez Computer Associates, Inc. (the “Company”) and Fidelity National Financial, Inc. (“FNF”) announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 27, 2004, by and among the Company, FNF, Fidelity Information Services, Inc., a wholly-owned subsidiary of FNF (“FIS”), Sunday Merger Corp., a wholly-owned subsidiary of FIS (“Merger Corp.”), and Sunday Merger, LLC, a wholly-owned subsidiary of FIS (“Merger LLC”).  Under the terms of the Merger Agreement, the Company will become a wholly-owned subsidiary of FIS pursuant to a two-step merger transaction (the “Merger”), as more particularly described in the Merger Agreement.

In connection with the Merger, all outstanding shares of Company common stock, no par value per share (the “Company Common Stock”), will be entitled to receive $6.50 per share, one-half of which will be paid in cash and one-half of which will be paid in shares of FNF common stock (the “FNF Common Stock”) at an exchange rate based on the average closing sales prices of FNF Common Stock on the New York Stock Exchange for the twenty consecutive trading days immediately preceding but not including the second trading day before the closing date of the merger, subject to adjustment under certain circumstances set forth in the Merger Agreement.  The Company’s shareholders will have the option to elect to receive any combination of cash and FNF Common Stock.  If the aggregate cash/stock mix is not 50%/50%, then the consideration received by each Company shareholder will be adjusted accordingly as set forth in the Merger Agreement to meet such aggregate ratio.  Any shareholder who desires to receive 50% FNF Common Stock and 50% cash will not have to make an election and will receive such consideration without any adjustment.

In connection with the Merger Agreement, each of Michael A. Sanchez, Frank R. Sanchez, Joseph F. Waterman and Safeguard Scientifics, Inc. (collectively, the “Significant Shareholders”) entered into an agreement (the “Shareholder Agreements”) with FNF and FIS pursuant to which the Significant Shareholders agreed to vote their shares in favor of the Merger and have granted an irrevocable proxy to vote their shares in favor of the Merger to certain representatives of FNF.  In addition, under the terms of the Shareholder Agreements, each Significant Shareholder has granted FNF an option to purchase the shares of Company Common Stock held by such Significant Shareholder on the terms and conditions set forth in the respective Shareholder Agreements.

The foregoing description of the Merger Agreement and the Shareholder Agreements does not purport to be complete, and is qualified in its entirety by the terms and conditions thereof.  The Merger Agreement is filed as Exhibit 2.1 hereto and the Shareholder Agreements are filed as Exhibits 2.2, 2.3, 2.4 and 2.5 hereto, and each agreement is incorporated herein by reference.  A copy of the press release issued by the Company and FNF on January 28, 2004 announcing the transactions contemplated by the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This current report on Form 8-K does not constitute an offer of any securities for sale.  In connection with the proposed transaction, FNF and the Company will file a registration statement, proxy statement and prospectus with the Securities and Exchange Commission.  INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THESE AND ALL RELATED DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Investors and stockholders may obtain a free copy of the registration statement, prospectus, proxy statement, and related documents when they become available from the Securities and Exchange Commission’s web site at http://www.sec.gov.  Free copies of these documents may also be obtained from the Company by directing a request to Sanchez Computer Associates, Inc., 40 Valley Stream Parkway, Malvern, Pennsylvania, 19355, Attention: Joseph Waterman, President and Chief Operating

Officer, or from FNF by directing a request to Fidelity National Financial, Inc., 601 Riverside Drive, Jacksonville, FL 32204, Attention: Corporate Secretary.

Item 7. Financial Statements and Exhibits

(c)                                  Exhibits

2.1                                 Agreement and Plan of Merger and Reorganization, dated as of January 27, 2004, by and among Sanchez Computer Associates, Inc., Fidelity National Financial, Inc., Fidelity Information Services, Inc., Sunday Merger Corp. and Sunday Merger, LLC.

2.2                                 Shareholder’s Agreement, dated as of January 27, 2004, by and among Fidelity National Financial, Inc., Fidelity Information Services, Inc. and Michael A. Sanchez.

2.3                                 Shareholder’s Agreement, dated as of January 27, 2004, by and among Fidelity National Financial, Inc., Fidelity Information Services, Inc. and Frank R. Sanchez.

2.4                                 Shareholder’s Agreement, dated as of January 27, 2004, by and among Fidelity National Financial, Inc., Fidelity Information Services, Inc. and Joseph F. Waterman.

2.5                                 Shareholder’s Agreement, dated as of January 27, 2004, by and among Fidelity National Financial, Inc., Fidelity Information Services, Inc. and Safeguard Scientifics, Inc.

10.1                           Non-Competition Agreement, dated as of January 27, 2004, by and among Sanchez Computer Associates, Inc., Fidelity National Financial, Inc. and Michael A. Sanchez.

10.2                           Non-Competition Agreement, dated as of January 27, 2004, by and among Sanchez Computer Associates, Inc., Fidelity National Financial, Inc. and Frank R. Sanchez.

10.3                           Non-Competition Agreement, dated as of January 27, 2004, by and among Sanchez Computer Associates, Inc., Fidelity National Financial, Inc. and Joseph F. Waterman.

99.1                           Joint press release of Sanchez Computer Associates, Inc. and Fidelity National Financial, Inc., issued on January 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: January 29, 2004		SANCHEZ COMPUTER ASSOCIATES, INC.

	By:	/s/ Todd A. Pittman
Name: Todd A. Pittman
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1

Agreement and Plan of Merger and Reorganization, dated as of January 27, 2004, by and among Sanchez Computer Associates, Inc., Fidelity National Financial, Inc., Fidelity Information Services, Inc., Sunday Merger Corp. and Sunday Merger, LLC.

2.2	Shareholder’s Agreement, dated as of January 27, 2004, by and among Fidelity National Financial, Inc., Fidelity Information Services, Inc. and Michael A. Sanchez.

2.3	Shareholder’s Agreement, dated as of January 27, 2004, by and among Fidelity National Financial, Inc., Fidelity Information Services, Inc. and Frank R. Sanchez.

2.4	Shareholder’s Agreement, dated as of January 27, 2004, by and among Fidelity National Financial, Inc., Fidelity Information Services, Inc. and Joseph F. Waterman.

2.5	Shareholder’s Agreement, dated as of January 27, 2004, by and among Fidelity National Financial, Inc., Fidelity Information Services, Inc. and Safeguard Scientifics, Inc.

10.1	Non-Competition Agreement, dated as of January 27, 2004, by and among Sanchez Computer Associates, Inc., Fidelity National Financial, Inc. and Michael A. Sanchez.

10.2	Non-Competition Agreement, dated as of January 27, 2004, by and among Sanchez Computer Associates, Inc., Fidelity National Financial, Inc. and Frank R. Sanchez.

10.3	Non-Competition Agreement, dated as of January 27, 2004, by and among Sanchez Computer Associates, Inc., Fidelity National Financial, Inc. and Joseph F. Waterman.

99.1	Joint press release of Sanchez Computer Associates, Inc. and Fidelity National Financial, Inc., issued on January 28, 2004.